UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2005

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

1800 Green Hills Road Scotts Valley, CA	95066
(Address of principal executive offices)	(Zip Code)

(831) 430-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On July 1, 2005, Rainmaker Systems, Inc., a Delaware corporation (“Rainmaker”), and Sunset Direct, Inc., an Idaho corporation and a wholly-owned subsidiary of Rainmaker (“Sunset Direct”), entered into, and simultaneously closed, an Asset Purchase Agreement (the “Purchase Agreement”) with Launch Project, LLC, the Members of Launch Project, LLC, and Chad Nuss, as Representative of the Members. There are no material relationships between Rainmaker or any of its affiliates and any of the parties to the Purchase Agreement and related agreements, other than in respect of such agreements themselves.

Pursuant to the Purchase Agreement, Sunset Direct acquired certain of the assets of Launch Project, LLC including certain software and intellectual property. Under the terms of the Purchase Agreement, Sunset Direct paid $40,000 in cash, which is payable upon satisfaction of a condition subsequent to the closing, and Rainmaker issued 700,000 shares of common stock in exchange for the assets. Also, the Members entered into Non-Compete Agreements and have accepted employment positions with Sunset Direct or Rainmaker.

Rainmaker has agreed to file a registration statement with the Securities and Exchange Commission with respect to the shares that have been issued. However, such shares are initially subject to a contractual prohibition of sale that is removed as follows: 70,000 of such shares will be available for public sale commencing 51 days after the closing, an additional 280,000 of such shares available for sale six months from closing, an additional 175,000 of such shares available for sale nine months from closing; and, the final 175,000 of such shares available for sale twelve months from closing. In addition 140,000 shares of common stock consideration have been placed in escrow to secure certain indemnity obligations and will not be released until twelve months after closing.

Item 3.02 – Unregistered Sales of Equity Securities

In connection with the asset purchase discussed in Item 1.01 and Item 2.01 of this Form 8-K, the shares of Rainmaker common stock issued were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Item 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Asset Purchase Agreement, dated as of July 1, 2005, by and among Rainmaker Systems, Inc., Sunset Direct, Inc., Launch Project LLC, The Members Identified on the signature page thereto, and Chad Nuss, as Representative.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

July 5, 2005		/s/ STEVE VALENZUELA
Date		(Signature)

	By:	/s/ STEVE VALENZUELA
	Title:	Chief Financial Officer